THE MANAGERS FUNDS

MANAGERS MONEY MARKET FUND

Supplement dated April 14, 2009 to the Prospectus dated April 1, 2008

(as supplemented May 16, 2008, September 12, 2008, September 15, 2008, October 8, 2008,

October 17, 2008, October 23, 2008, January 5, 2009 and March 12, 2009)

The following information supplements and supersedes any information to the contrary relating to the Managers Money Market Fund, a series of The Managers Funds (the “Money Market Fund”), contained in the Money Market Fund’s Prospectus dated April 1, 2008, as supplemented May 16, 2008, September 12, 2008, September 15, 2008, October 8, 2008, October 17, 2008, October 23, 2008, January 5, 2009 and March 12, 2009 (the “Prospectus”).

The Money Market Fund is currently participating in the U.S. Department of the Treasury (the “Treasury”) Temporary Money Market Funds Guarantee Program (the “Program”). The Program was due to expire on April 30, 2009, unless extended by the Treasury. The Treasury has extended the program until September 18, 2009, and the Fund will continue to participate in the Program. Subject to certain conditions and limitations, in the event that the net asset value per share of the Money Market Fund falls below $0.995 (a “Guarantee Event”), and the Money Market Fund liquidates its holdings, the Program will provide coverage to shareholders who held shares in the Money Market Fund on September 19, 2008 for up to $1.00 per share for the lesser of either the number of shares the investor held in the Money Market Fund at the close of business on September 19, 2008 or the date of the Guarantee Event. Any increase in the number of shares an investor holds after the close of business on September 19, 2008 will not be covered by the Program. In addition, if an investor closes his or her account with the Money Market Fund, a broker-dealer, or other intermediary where the shares were originally held, any future investment in the Money Market Fund will not be guaranteed. Shares acquired by investors after September 19, 2008 generally are not eligible for protection under the Program.

In addition to the payment the Money Market Fund made for participation in the initial three-month term of the Program, and for the period from December 19, 2008, through April 30, 2009, extended participation in the Program (i.e., for the period from May 1, 2009 through September 18, 2009) requires a non-refundable program extension payment to the Treasury in the amount of 0.015% multiplied by the number of shares outstanding of the Money Market Fund on September 19, 2008. This expense will be borne by the Money Market Fund without regard to any expense limitation currently in effect for the Money Market Fund, if applicable, and will be borne by all shareholders, regardless of whether their shares are covered by the Program. The Treasury currently has no authority to extend the Program beyond September 18, 2009.

You can contact the Money Market Fund at 1-800-835-3879 for more information regarding the Money Market Fund’s participation in the Program or any other questions you may have about the Money Market Fund.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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